SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant  [   ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement	[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      [X]  Definitive Proxy Statement

      [   ]  Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ONLINE RESOURCES & COMMUNICATIONS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X]  No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

           (2)  Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

      [   ]  Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

[ONLINE RESOURCES LOGO]

ONLINE RESOURCES & COMMUNICATIONS CORPORATION

7600 Colshire Drive
McLean, Virginia 22102

April 18, 2000

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of the Stockholders of Online Resources & Communications Corporation on Wednesday, May 10, 2000, at 2:00 p.m., local time at the Sheraton Premiere, 8661 Leesburg Pike, Vienna, Virginia 22182. We hope that many of our stockholders will be able to attend the meeting and we look forward to greeting those able to attend.

      The notice of annual meeting and proxy statement accompanying this letter describe the specific business to be acted upon.

      It is important that your shares be represented at the meeting. Whether or not you plan to attend in person, you are requested to indicate your vote, sign, date, and promptly return the enclosed proxy card in the postage-paid envelope provided.

      On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Online Resources. The Board of Directors and the management team look forward to seeing you at the meeting.

Sincerely,

/s/ Matthew P. Lawlor

Matthew P. Lawlor
Chairman of the Board and
Chief Executive Officer

[ONLINE RESOURCES LOGO]

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE:	Wednesday, May 10, 2000

TIME:	2:00 p.m.

PLACE:	Sheraton Premiere, Vienna, Virginia

      The proposals to be submitted to stockholders for approval at the Annual Meeting are:

      1.  To elect three Directors;

2.	To approve the Online Resources & Communications Corporation Employee Stock Purchase Plan;

3.	To approve an Amendment to Online Resources & Communications Corporation’s Amended and Restated Certificate of Incorporation to change its name to “Online Resources Corporation”;

4.	To approve an amendment to the 1999 Stock Option Plan for employees to increase the number of shares of Common Stock reserved for issuance thereunder by 700,000 shares;

5.	To ratify the appointment of the independent auditors for the fiscal year ending December 31, 2000; and

6.	To transact any other business that may properly come before the meeting.

By Order of the Board of Directors

/s/ Carl D. Blandino

Carl D. Blandino Chief Financial Officer and Corporate Secretary

April 18, 2000

McLean, Virginia

PROXY STATEMENT

     This Proxy Statement and the accompanying proxy card are first being given or sent on or about April 18, 2000, to stockholders of Online Resources & Communications Corporation in connection with the solicitation of proxies by the Board of Directors for the Annual Meeting of Stockholders. This proxy procedure is necessary to permit all Online Resources stockholders, many of whom live throughout the United States and are unable to attend the Annual Meeting to vote. The Board of Directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.

ONLINE RESOURCES & COMMUNICATIONS CORPORATION

7600 Colshire Drive
McLean, Virginia 22102

VOTING PROCEDURES

      YOUR VOTE IS VERY IMPORTANT. The enclosed proxy is solicited by our Board of Directors for use at the Annual Meeting of Stockholders to be held on Wednesday, May 10, 2000, at 2:00 p.m. local time, or at any continuation, adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. Your shares can only be voted at the Annual Meeting if you are present or represented by proxy. Whether or not you plan to attend the Annual Meeting, you are encouraged to vote by proxy to assure that your shares will be represented. You may revoke your proxy at any time before it is voted, by written notice to the Corporate Secretary, by submission of a proxy bearing a later date or by casting a ballot at the Annual Meeting. Properly executed proxies that are received by the Proxy Committee before adjournment of the Annual Meeting will be voted in accordance with the directions provided. If no directions are given, your shares will be voted by the Proxy Committee as recommended by the Board of Directors.

      WHO CAN VOTE? Stockholders as of the close of business on April 12, 2000 are entitled to vote. On that day, 11,860,704 shares of common stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter presented at the Annual Meeting. A list of stockholders entitled to vote will be available at the principal executive offices of Online Resources & Communications Corporation, 7600 Colshire Drive, McLean, Virginia 22102, beginning May 1, 2000. Stockholders may examine this list during normal business hours for any purpose relating to the Annual Meeting.

      HOW DO I VOTE? Other than by attending the Annual Meeting and voting in person, there are two ways registered stockholders may vote their shares by proxy:

•	By mail; or

•	By facsimile or similar reliable transmission.

      To vote by mail, simply mark, sign and date the enclosed proxy card and return it in the postage-paid envelope provided. You may vote by delivering your proxy card by facsimile or other reliable reproduction of the proxy card, provided that the facsimile or other reliable reproduction of the proxy card is a complete reproduction of the entire original writing or transmission. You may submit your proxy card by facsimile or other reliable reproduction 24 hours a day, 7 days a week at (718) 921-8334. If you hold your shares through a broker, bank or other nominee, you will receive separate instructions from the nominee describing how to vote your shares.

      WHAT SHARES ARE INCLUDED IN THE PROXY CARD? The proxy card represents all the shares registered to your account as of April 12, 2000.

      HOW ARE VOTES COUNTED? The Annual Meeting will be held if a quorum, consisting of a majority of the outstanding shares of common stock entitled to vote, is represented. Broker non-votes, votes withheld and abstentions will be counted for purposes of determining whether a quorum has been reached. “Broker non-votes” occur when nominees, such as banks and brokers, holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners by 10 days before the Annual Meeting. In this event, the nominees may vote those shares only on matters deemed routine. On non-routine matters, nominees cannot vote and there is a so-called “broker non-vote” on that matter. Because Directors are elected by a plurality of the votes cast, shares that are not voted, whether by marking “ABSTAIN” on your proxy card, or held by a broker and are not voted, have no impact on the election of directors.

      WHO WILL COUNT THE VOTE? Our transfer agent, American Stock Transfer & Trust Company will tally the vote, which will be certified by an independent Inspector of Election.

      IS MY VOTE CONFIDENTIAL? We have a policy of vote confidentiality. Proxies, ballots and voting tabulations are available for examination only by the Inspector of Election and tabulators. Your vote cannot be disclosed to our Board or management, except as may be required by law and in other limited circumstances.

      WHO SHALL PAY FOR THE COSTS OF THE PROXY SOLICITATION? We will pay the costs, if any, of soliciting proxies for the upcoming Annual Meeting. We will ask banks, brokerage houses, fiduciaries and custodians holding stock in their names for others to send proxy materials to and obtain proxies from the beneficial owners of such stock, and we will reimburse them for their reasonable expenses in doing so. In addition to soliciting proxies by mail, our directors, officers and employees may also solicit proxies personally, by telephone or by other appropriate means.

      WHO IS THE PROXY SOLICITOR? Georgeson Shareholder Communications, Inc. has been retained by us to assist in the distribution of proxy materials and solicitation of votes for a fee of $5,000, plus reimbursement of out-of-pocket expenses.

CORPORATE GOVERNANCE

      In accordance with Delaware General Corporation Law and our Certificate of Incorporation and Bylaws, the business, property and affairs of Online Resources are managed under the direction of the Board of Directors. Although Directors who are not executive officers are not involved in the day-to-day operating details, they are kept informed of our business through written reports and documents provided to them regularly, as well as by operating, financial and other reports presented by the Chief Executive Officer and other officers of Online Resources at meetings of the Board of Directors and committees of the Board of Directors.

Meetings of the Board

      Our Board of Directors conducts its business through board meetings and the activities of its committees. The Board typically meets quarterly and may have additional meetings as needed. The Board of Directors held 9 meetings during the fiscal year ended December 31, 1999. Each of the Directors attended at least 75% of the total number of board meetings and committee meetings held on which such Directors served during the fiscal year ended December 31, 1999.

Committees of the Board

      Audit Committee. Our Audit Committee for the fiscal year ended December 31, 1999 consisted of Thomas S. Johnson, Michael K. Lee, Michael H. Heath and Joseph J. Spalluto. Mr. Lee has resigned from the Board of Directors and Audit Committee which will take effect on May 10, 2000 and he will be replaced by a new Director to be elected by the Board of Directors. The Audit Committee is responsible for:

•	recommending to the Board of Directors the engagement of our independent auditors;

•	reporting to the Board of Directors on our general financial condition and the results of the annual audit;

•	internal accounting controls;

•	our audit practice; and

•	professional services furnished by the independent auditors.

      Our Audit Committee met 3 times during the fiscal year ended December 31, 1999.

      Compensation Committee. Our Compensation Committee for the fiscal year ended December 31, 1999 consisted of David A. O’Connor (Chairman), George M. Middlemas and Barry F. Fingerhut. Mr. Fingerhut resigned from the Board of Directors and Compensation Committee on January 6, 2000 and was replaced by Ervin R. Shames. The Compensation Committee is responsible for reviewing and approving all compensation arrangements for our officers. The Compensation Committee met 4 times during the fiscal year ended December 31, 1999.

      Nominating Committee. We do not have a standing nominating committee. Nominees for director are selected by the Board of Directors.

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee during the year ended December 31, 1999, consisted of David A. O’Connor, George M. Middlemas and Barry K. Fingerhut. Each was a member of the Board of Directors as of December 31, 1999 and none is an employee. None of the executive officers served as a director or member of the Compensation Committee or other board committee performing equivalent functions of another corporation, one of whose executive officers served on the Board of Directors or Compensation Committee of Online Resources.

Directors’ Compensation

      Directors’ Fees. Currently, we do not compensate our Directors with directors’ fees or retainers, however, non-employee directors are compensated through stock option plans. Specifically, each non-employee director received 7,500 options to purchase Common Stock (with an exercise price at the fair market value of the Common Stock at the time of grant) for each year of service. In addition, we do reimburse Directors for related travel expenses incurred to attend meetings of the Board of Directors.

ELECTION OF DIRECTORS

ITEM 1 ON PROXY CARD

      Our Board of Directors consists of eight members. The Board of Directors is divided into three classes of directors, as nearly equal in number as possible, with approximately one-third of the directors elected each year. At the Annual Meeting, two Directors will be elected to serve as Class II Directors for a term expiring at the Annual Meeting in 2003 or until their successors are elected and qualified. The Board of Directors has nominated Michael H. Heath and Thomas S. Johnson for re-election as Class II Directors for a three-year period. A third director has been nominated by the Board of Directors to fill a vacancy in Class III of the Board of Directors. The Board nominated Barry D. Wessler to fill the vacancy and if elected, he will serve until the Annual Meeting in 2001 or until his successor is elected and qualified. No person nominated as a Director has been proposed for election pursuant to any agreement or understanding between us and any such nominee.

      If the nominees are unable or decline to serve at the time of the Annual Meeting, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may decide to reduce the size of the Board of Directors to eliminate any vacancy. At this time, we know of no reason why any nominee might be unavailable to serve.

      Under Delaware law and our Bylaws, Directors are elected by a plurality of the votes present in person or by proxy at a stockholder meeting at which a quorum is present.

      THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES.

Information with Respect to the Nominees, Continuing Directors and Executive Officers

      The following table sets forth, as of April 12, 2000, the names of the nominees, continuing Directors and current Executive Officers, their respective positions with us, their ages, the year in which each Director became a Director and the year in which their terms (or in the case of the nominees, their proposed terms) as Director expire.

			Expiration of
		Director	Term as
Name and Position	Age	Since	Director

NOMINEES

Michael H. Heath	58	1989	2003
Director

Thomas S. Johnson	59	1994	2003
Director

Barry D. Wessler(1)	56	—	2001
Nominee

(1)	Mr. Wessler has been nominated to fill a vacancy on the Board of Directors that resulted from the resignation of Mr. Michael K. Lee.

			Expiration of
		Director	Term as
Name and Position	Age	Since	Director

CONTINUING DIRECTORS

Matthew P. Lawlor	52	1989	2001
Chairman of the Board and Chief Executive Officer

Ervin R. Shames	59	2000	2001
Director

George M. Middlemas	53	1997	2002
Director

David A. O’Connor	65	1996	2002
Director

Joseph J. Spalluto	41	1995	2002
Director

Name and Position	Age

CURRENT EXECUTIVE OFFICERS (not serving on the Board)

Raymond T. Crosier	44
Executive Vice President — Chief Operating Officer

Alex J. Seltzer	47
Executive Vice President — Chief Information Officer

Carl D. Blandino	49
Executive Vice President — Chief Financial Officer

Ronald J. Bergamesca	39
Senior Vice President — Marketing

Richard A. Martin	45
Senior Vice President — Operations

Jovian N. Ho	43
Senior Vice President — Systems

Paul A. Franko	44
Senior Vice President — Development

Stephanie S. Chaufournier	37
Senior Vice President — Product Management

Daniel R. Ritten	49
Senior Vice President — Client Services

      Director Biographies. The following biographies provide a brief description of each nominated Director and the continuing Directors’ principal occupation, business experience and directorships with other public corporations.

      Michael H. Heath has served as a Director since March 1989, and served as President of Online Resources from January 1995 to October 1997. Mr. Heath has held positions both in and outside of the financial services industry. He is the former President of MediaNews, which owned the Denver Post and the Houston Post; and President of The Record, a New Jersey-based regional newspaper and broadcast company. Mr. Heath also worked in a variety of senior management positions with Chemical Bank and a consumer branch division. Mr. Heath received his BA from Williams College and an MBA from Harvard University.

      Thomas S. Johnson has served as a Director of Online Resources since May 1994. Since August, 1993, Mr. Johnson has served as Chairman and Chief Executive Officer of GreenPoint Bank and GreenPoint Financial Corp., a large thrift and specialty mortgage originator based in New York. Mr. Johnson formerly served as President of Chemical Banking Corporation from 1983 to 1989, and as President of Manufacturers

Hanover Trust Company from 1989 to 1991. Mr. Johnson is a director of R.R. Donnelley & Sons Company, Alleghany Corporation and GreenPoint Financial Corp. He holds a BA from Trinity College and an MBA from Harvard University.

      Barry D. Wessler has been nominated to serve as a member of the Board of Directors. Dr. Wessler is widely known as one of the founders of the Internet as a result of his work in the late 1960s at the Advanced Research Projects Agency, where he directed the research for the design and implementation of the ARPANet (the forerunner of today’s Internet). Since 1995, Dr. Wessler has used his expertise as an independent consultant to computer and communications corporations, including America Online, KDD America and Teleglobe Communications. From 1973 to 1982, Dr. Wessler co-founded GTE Telenet, a pioneering packet switch service company (now Sprint Data). Mr. Wessler founded and served from 1982 to 1994 as President and Chief Operating Officer of NetExpress, Inc., a market leader in international facsimile network products and services. Mr. Wessler, served as Chief Executive Officer from 1994 to 1995 for Plexsys International, a cellular telephone infrastructure manufacturer. Dr. Wessler received his BSEE in 1965 and MSEE in 1967 from MIT and his Ph.D. in Computer Science from the University of Utah in 1973.

      Matthew P. Lawlor has served as Chairman and Chief Executive Officer since March 1989. Mr. Lawlor started his career as a project engineer with RCA. After completing his graduate business education in 1973, he joined Chemical Bank, where he later headed its leading regional consumer branch division and its international equity investment company. In 1980, he served as a Presidential Exchange Executive with the White House. He formed US Multitrade in 1981, a venture development firm noted for the seed financing of RSA Security, Inc., (formerly Security Dynamics Technology, Inc.) and other emerging growth companies. He later co-founded Online Resources, and currently serves on the Board of Directors of the Electronic Funds Transfer Association where he chairs its Internet Commerce Council. Mr. Lawlor has a BS in mechanical engineering from the University of Pennsylvania and an MBA from Harvard University.

      Ervin R. Shames was elected as a Director in January 2000, and is a visiting lecturer for consumer marketing at the University of Virginia’s Darden School of Business. Mr. Shames formerly served as President and Chief Executive Officer of Borden, Inc., a large consumer marketing company, from 1993 through 1995. Prior to Borden, Mr. Shames served as President of General Foods USA and Kraft USA. He also served as Chairman, President and Chief Executive Officer of Stride Rite Corporation. Mr. Shames is currently serving on the Board of Directors of Select Comfort Corporation, where he is Chairman of the Compensation Committee. Mr. Shames holds a BSBA from Florida University and an MBA from Harvard University.

      George M. Middlemas, a Director since June 1997, is a Managing General Partner of Apex Investment Partners (“Apex”) focused in the telecommunications, software and information services industries. He has been a venture capital investor since 1979. Prior to joining Apex, Mr. Middlemas was a senior vice president and principal with Inco Venture Capital Management and a vice president and member of the investment commitment committee of Citicorp Venture Capital. He was instrumental in the founding of America Online and RSA Security, Inc., (formerly Security Dynamics Technologies, Inc.) Mr. Middlemas is a director of RSA Security, Tut Systems and Pure Cycle. Mr. Middlemas holds a BA in both history and political science from Pennsylvania State University, an MA in political science from the University of Pittsburgh, and an MBA from Harvard University.

      David A. O’Connor, a Director since April 1996, is an EFT industry consultant. He was a Vice Chairman of Honor Technologies, one of the largest ATM networks in the nation from 1997 to 1998. Mr. O’Connor was previously President of CashFlow, Inc. an electronic banking subsidiary of Sovran Financial Services (now NationsBank) and one of the first shared ATM networks. Later, Mr. O’Connor served as President and CEO of Internet, Inc., owner of MOST, which was the nation’s fifth largest ATM network before merging with Honor Technologies. Mr. O’Connor served on the Board of Directors of the Electronic Funds Transfer Association and served as its chairman. He also served as President of the Mid-Atlantic Exchange and Senior Vice President of Virginia National Bank. Mr. O’Connor holds a BS from American University.

      Joseph J. Spalluto, a Director since May 1995, is a Managing Director of Corporate Finance for Keefe Bruyette & Woods, Inc., a national investment banking firm specializing in the financial services industry. Keefe, Bruyette & Woods, Inc. is an investor in Online Resources and has participated in joint marketing programs with Online Resources. Mr. Spalluto has been with Keefe Bruyette & Woods, Inc. since August 1981. He holds a BA from Amherst College and a JD from the University of Connecticut.

      Biographies of the Executive Officers Who Are Not Directors. The following sets forth biographical information for the past five years about the principal occupation, business experience and directorships on other public corporations of current Executive Officers who do not serve on the Board.

      Raymond T. Crosier joined Online Resources in January 1996 and currently serves as Executive Vice President and Chief Operating Officer. He is responsible for managing the Company’s day to day operations. He has 22 years of experience with the financial services industry. Before joining Online Resources, he served as Vice President of Sales and Customer Service for TeleCheck International, a check verification and guarantee firm, from 1990 to 1996. TeleCheck was a subsidiary of First Financial International Corp., which later merged with First Data Corp. He served in a variety of other management positions at TeleCheck, including its national account division from 1989 to 1990 and its regional marketing divisions from 1977 to 1989. Mr. Crosier received a BS in Psychology from the University of Virginia.

      Carl D. Blandino joined the company in February 2000 as Executive Vice President and Chief Financial Officer. He is responsible for corporate accounting and finance, legal affairs, investor relations, administration and human resources and recruiting. Mr. Blandino has 20 years of professional experience in financial disciplines, including 3 years as chief financial officer for high technology and software provider companies and 12 years of accounting experience. Mr. Blandino most recently served as Chief Financial Officer and Senior Vice President of Administration of Segue, a publicly-held electronic commerce software provider from 1998 to 1999. In 1997, Mr. Blandino served as Chief Financial Officer for Per Se’ Technologies, an Atlanta-based health care systems integrator and software provider. For five years prior to his position with Per Se’ Technologies, he worked for Online Resources and served as head of bill payment and call center operations. Mr. Blandino is a CPA and worked for 12 years in public accounting for Coopers & Lybrand and Deloitte Haskins & Sells. Mr. Blandino received a BS in Finance & Accounting from Robert Morris College.

      Alex J. Seltzer joined Online Resources in January 1991 and currently serves as Executive Vice President and Chief Information Officer. He is responsible for our information systems and technology strategy. Mr. Seltzer has 20 years experience in information and computer systems. He formerly headed systems integration at NetExpress (a large facsimile network later acquired by Canon) from 1987 to 1989 and designed and developed security solutions for United Software Security. He also served with Telenet from 1976 to 1977, Data Resources from 1973 to 1976, and Strategic Planning Associates from 1980 to 1989. Mr. Seltzer has a BS in Computer Science from Massachusetts Institute of Technology and an MBA from Stanford University.

      Ronald J. Bergamesca joined Online Resources in November 1998 and currently serves as Senior Vice President — Marketing. He is responsible for our consumer marketing programs and our institutional marketing. He has 13 years of experience in direct marketing, management. He was a Vice President of Cendant Corporation (formerly CUC International) from 1996 to 1998. He also served as a Product Manager at MBI, Inc., a large privately held direct marketing company, from 1986 to 1996, and was a Project Engineer at Exxon Corporation from 1981 to 1984. Mr. Bergamesca holds a BS degree in mechanical engineering from Lafayette College and an MBA from Massachusetts Institute of Technology.

      Richard A. Martin joined Online Resources in June 1997 as Senior Vice President — Operations. He is responsible for our operations, including bill payment, the call center and product fulfillment. Mr. Martin has 20 years of operations experience in the financial services industry. He served as Director of Accounting Services for Boston Market, a retail franchiser, before joining Online Resources in 1997. From 1993 to 1996 he served as Vice President of Operations and Chief Financial Officer of MedKit Corporation, a medical software company. From 1979 to 1993, Mr. Martin served with Telecheck Services, Inc., a worldwide leader in check acceptance, guarantee, and collection services. While at TeleCheck, Mr. Martin attained the position of Vice President, Support Services including its customer service and call center. Mr. Martin holds a BS from the University of Maryland and is a CPA.

      Jovian N. Ho joined Online Resources in April 1999 and currently serves as Senior Vice President — Systems. He is responsible for our management information systems, systems operation, data architecture, change management, and the quality assurance of the technology systems. Mr. Ho has 23 years information technology experience and previously served as Director of Data Management and Technology Architecture for the Sallie Mae Corporation from 1992 to 1999. He also served in various management positions with Xerox Corp., Texas Instruments, and First Republic Bank. He holds a BS in Computer Science with an emphasis in Business Administration from Purdue University.

      Paul A. Franko joined Online Resources in December 1999 and currently serves as Senior Vice President — Development. He is responsible for systems design and development. Mr. Franko has 24 years experience in information technology. From 1997 to 1999 he served as President of Computer Business Associates, providing design, programming and technical expertise in database development, operating systems and networks. He was also formerly the Director of Database Administration for Sallie Mae from 1992 to 1997. Mr. Franko holds a BS degree from Boston College.

      Stephanie S. Chaufournier joined Online Resources in January 2000 as Senior Vice President — Product Management. She is responsible for product management, including developing and packaging our services and product offerings. Ms. Chaufournier has 12 years experience in product management and strategic planning and 8 years experience in the financial services industry. From 1996 to 2000 she was Chief Operating Officer for Inovix Imaging Technologies a high tech start-up. She has held general management positions at American Express Company where she served as corporate vice president in the Office of the President from 1993 to 1995. From 1988 to 1993 Ms. Chaufournier was responsible for strategic planning and development, product management and marketing at American Express Bank. Ms. Chaufournier holds a BS from Denison University and an MA degree from Johns Hopkins University.

      Daniel F. Ritten joined Online Resources in February 1996 and currently serves as Senior Vice President — Client Services. He is responsible for institutional sales, implementation of our Internet banking and bill payment services and ongoing account management. Mr. Ritten has 23 years of sales and marketing experience to the financial services industry. From 1993 to 1996, he served as an Account Representative for Data Documents, Inc. From 1989 to 1993, he served with Rocky Mountain Banknote, a financial services company, where he joined as Business Development Manager and later attained the position of General Manager responsible for overseeing 3 production printing facilities, sales, customer service and account management. From 1976 to 1989, he served with Deluxe Corporation, in the position of Regional Sales Representative. Mr. Ritten holds a BA in Business Administration from the University of Minnesota.

APPROVAL OF THE ONLINE RESOURCES & COMMUNICATIONS CORPORATION

EMPLOYEE STOCK PURCHASE PLAN
ITEM 2 ON PROXY CARD

      The Board of Directors has adopted a resolution providing for the implementation of the Online Resources & Communications Corporation Employee Stock Purchase Plan, subject to the approval of this proposal by the stockholders. The Employee Stock Purchase Plan provides eligible employees an opportunity to voluntarily purchase common stock at a favorable price and upon favorable terms. The Board of Directors believes that the Employee Stock Purchase Plan will provide employees with an incentive to advance the best interests of Online Resources.

      Set forth below is a summary of certain terms of the Employee Stock Purchase Plan. This summary is not intended to be a complete description of the Employee Stock Purchase Plan and stockholders are urged to review the complete copy of the Employee Stock Purchase attached to this proxy statement as Appendix A.

Description of the Employee Stock Purchase Plan

      Operation. The Employee Stock Purchase Plan operates in successive six-month periods (“Offering Periods”), commencing on the first trading day of the Nasdaq Stock Market on or after each January 1 and July 1. The first Offering Period will be a short offering period which will commence on May 11, 2000 and end on June 30, 2000. On the first day of each Offering Period (the “Enrollment Date”), each Eligible Employee (as defined below) who has timely filed a valid subscription agreement to participate in the Employee Stock Purchase Plan for that Offering Period (a “Participant”) will be granted an option (an “Option”) to purchase shares of common stock. A Participant must designate in his or her election the amount or whole percentage (which must not be more than 10%) of his or her compensation to be withheld from his or her pay during that Offering Period and credited to a bookkeeping account (an “Account”) maintained under the Employee Stock Purchase Plan in his or her name on the corporate books. A Participant may elect, up to twice in any one Offering Period to change the level of or discontinue his or her Employee Stock Purchase Plan contributions. No Participant may purchase more than 1,000 shares in an Offering Period.

      Each Option will be for a six-month term and will automatically be exercised on the last day of the Offering Period with respect to which it was granted (the “Exercise Date”). The number of shares of common stock acquired upon exercise of an Option will be determined by dividing the Participant’s Account balance as of the Exercise Date by the Purchase Price. The “Purchase Price” for each Option will equal the lesser of: (i) 85% of the Fair Market Value of a share of common stock on the Enrollment Date of the Option; or (ii) 85% of the Fair Market Value of a share of common stock on the Exercise Date of the Option. A Participant’s Account will be reduced upon exercise of his or her Option by the amount used to pay the Purchase Price. A Participant’s election to participate in the Employee Stock Purchase Plan will remain valid only for the Offering Period for which it relates.

      A participant will not have any rights to vote or any adjustment for dividends or other rights as a stockholder until the Option is exercised. No interest will be paid to any Participant or credited to any Account under the Employee Stock Purchase Plan.

      Eligibility. Only eligible employees who are employed on the Enrollment Date may participate in the Employee Stock Purchase Plan. An “Eligible Employee” is any employee of Online Resources (i) whose customary employment is for 20 hours or more per week, and (ii) whose customary employment is for more than five months per calendar year. Notwithstanding the foregoing, certain employees who (1) own 5% or more of the common stock immediately after the grant of the option or (2) who have the right to purchase common stock under all Online Resources employee stock purchase plans accrues at a rate which exceeds $15,000 worth of stock in a calendar year are excluded from Employee Stock Purchase Plan participation. As of April 12, 2000 there were a total of approximately 294 employees of Online Resources who were Eligible Employees. Nothing in the Employee Stock Purchase Plan confers upon any Participant any right to remain in the employ of Online Resources.

      Termination of Participation. A Participant may elect to terminate his or her contributions to the Employee Stock Purchase Plan and receive his or her account balance in cash during an Offering Period at any time prior to the Exercise Date by completing and filing a withdrawal form. A Participant’s participation in the Employee Stock Purchase Plan will also terminate (prior to the applicable Exercise Date): (i) if his or her employment by Online Resources terminates for any reason, or (ii) in the event that he or she is no longer an Eligible Employee.

      If a Participant’s Employee Stock Purchase Plan participation terminates during an Offering Period for any of the reasons discussed in the preceding paragraph, he or she will no longer be permitted to make contributions to the Employee Stock Purchase Plan for that Offering Period, his or her Option for that Offering Period will automatically terminate, and his or her Account balance will be paid to him or her in cash without interest. However, a Participant’s termination from participation will not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.

      Transfer Restrictions. Options and other interests in the Employee Stock Purchase Plan are generally non-assignable and non-transferable.

      Authorized Shares; Limits on Contributions. The maximum aggregate number of shares of common stock available under the Employee Stock Purchase Plan is 400,000 shares with an annual increase of shares to be added each anniversary date of the adoption of the Employee Stock Purchase Plan that will equal the lessor of (i) 100,000 shares or (ii) a lessor number of shares as determined by the Board of Directors. The shares may be authorized but unissued shares of Online Resources, treasury shares, or shares purchased on the open market. In the event of a merger, consolidation, recapitalization, stock split, stock dividend, combination of shares, or other change affecting the common stock, a proportionate and equitable adjustment will be made to the number of shares subject to the Employee Stock Purchase Plan and outstanding Options under most circumstances.

      Administration. The Employee Stock Purchase Plan shall be administered by the Board of Directors or a committee of members of the Board appointed by the Board. The Board of Directors or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Employee Stock Purchase Plan. Every finding, decision and determination made by the board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

      Amendment or Termination of the Employee Stock Purchase Plan. The Board of Directors may amend, modify or terminate the Employee Stock Purchase Plan at any time and in any manner (without notice), provided that the existing rights in Options held by Participants are not materially adversely affected thereby. Stockholder approval for any amendment will only be required to the extent necessary to meet the requirements of Section 423 of the Code. Unless previously terminated by the Board, no new Offering Periods will commence on or after May 10, 2011 or, if earlier as determined by the Board of Directors.

      The following table sets forth the dollar value of the benefit that the Named Executive Officers would have individually received during fiscal year ended December 31, 1999 if the Employee Stock Ownership Plan had been in effect. Also, the table shows the dollar amount of the benefit that non-executive officer employees would have received if the Employee Stock Purchase Plan was in effect during fiscal 1999.

NEW PLAN BENEFITS

Online Resources & Communications Corporation
Employee Stock Purchase Plan
Name & Position	Dollar Value ($)

Matthew P. Lawlor	$—

Raymond T. Crosier	2,228

Alex J. Seltzer	2,193

Ronald J. Bergamesca	1,880

Richard A. Martin	1,784

George E. Northup (1)	2,410

Executive Officer Group (11 Persons)	13,614

Non-Executive Director Group (8 Persons)	—

Non-Executive Officer Employee Group (283 Persons)	136,300

(1)	Mr. Northup resigned from Online Resources effective February 25, 2000.

      The affirmative vote of a majority of the shares of Common Stock of Online Resources represented at the Annual Meeting and entitled to vote is required to approve the Online Resources & Communications Corporation Employee Stock Purchase Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL TO ADOPT AND IMPLEMENT THE EMPLOYEE STOCK PURCHASE PLAN.

APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION TO CHANGE THE NAME OF THE CORPORATION
ITEM 3 ON PROXY CARD

BACKGROUND

      The Board recommends that the stockholders approve this proposal to amend Online Resources’ Amended and Restated Certificate of Incorporation to change the name of Online Resources & Communications Corporation to “Online Resources Corporation.” The new name is intended to reinforce our market awareness and to be more consistent with our mission.

      The proposed name change of Online Resources will not affect stockholders’ rights, will not necessitate any exchange of outstanding stock certificates and will not affect Online Resources’ Nasdaq — NMS ticker symbol, which is “ORCC.”

      The affirmative vote of a majority of the shares of Common Stock of Online Resources represented at the Annual Meeting and entitled to vote is required to approve the amendment to the Online Resources’ Amended and Restated Certificate of Incorporation.

      THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF THE ONLINE RESOURCES AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE NAME CHANGE TO “ONLINE RESOURCES CORPORATION”

APPROVAL OF AN AMENDMENT TO THE 1999 STOCK OPTION PLAN TO INCREASE THE

NUMBER OF SHARES SUBJECT TO OPTION
ITEM 4 ON PROXY CARD

      On May 10, 2000, the Board of Directors adopted by resolution an amendment to the 1999 Stock Option Plan to increase the number of shares reserved for issuance thereunder from 757,708 to 1,457,708 shares. The purpose of the 1999 Stock Option Plan is to assist Online Resources in recruiting and retaining key executives with ability and initiative by enabling executives who contribute significantly to Online Resources to participate in its future success and to align their interests with those of Online Resources and its stockholders through the purchase of Online Resources Common Stock. As of December 31, 1999, our Board has approved and granted options to purchase a total of 757,708 shares pursuant to our 1999 Stock Option Plan which put us at the total authorized to grant under the plan. As of April 12, 2000, we have granted another 293,066 options, subject to approval of the Board of Directors. Such Board approval requires additional stockholder authorization to increase our total number of options that may be granted under the 1999 Stock Option Plan. The Board of Directors intends to approve the grant of such options prior to the Annual Meeting. Of the 293,066 options granted but not yet approved by the Board of Directors and stockholders, 166,586 options were granted to our executive officers and directors, all of whom were recently elected as executive officers, or appointed as directors including 75,000 optioned shares to Carl Blandino, 25,000 optioned shares to Stephanie Chaufournier, 30,000 optioned shares to Paul Franco, 20,000 optioned shares to Daniel Ritten and 16,586 optioned shares to Ervin Shames, a recently appointed Board member.

      Online Resources believes that employee ownership of Online Resources Common Stock is an essential tool in aligning the interests of our employees with the interests of our other stockholders. Since our founding in 1989, management and other employees have taken a substantial portion of their compensation in the form of stock options. As the Company built its business and financial resources, the Board of Directors progressively increased the use of cash compensation as a proportion of total compensation. Online Resources nonetheless believes that the continued use of stock options is an essential part of its ability to attract and retain key executives and employees. The additional 700,000 shares proposed to be added to the 1999 Stock Option Plan allows the Board of Directors to proceed with approval of options granted in 2000 and gives the Board of Directors the flexibility to attract and retain key management and employees. (See “Executive Compensation — Compensation Committee Report.”

      The 1999 Stock Option Plan permits the granting of both incentive stock options and nonqualified stock options to employees, directors and consultants. The 1999 Stock Option Plan also permits the granting of limited rights simultaneously with the grant of any option to an employee or director. Limited rights become exercisable in the event of a change in control of Online Resources. Upon exercise, the option holder will be entitled to receive in lieu of purchasing the stock underlying the option, a lump sum cash payment equal to the difference between the exercise price of the related option and the fair market value of the shares of common stock subject to the option on the date of exercise of the right.

      The 1999 Stock Option Plan is administered by our Board of Directors or by a duly appointed committee of our Board of Directors, which is authorized, subject to the provisions of the 1999 Stock Option Plan, to grant awards and establish rules and regulations as it deems necessary for the proper administration of Stock Option Plan and to make whatever determinations and interpretations it deems necessary or advisable.

      An incentive option may not have an exercise price less than the fair market value of the common stock on the date of grant or an exercise period that exceeds ten years from the date of grant and is subject to certain other limitations which allow the option holder to qualify for favorable tax treatment. Nonqualified options may have an exercise price less than the fair market value of the underlying common stock on the date of grant but, like incentive options, are limited to an exercise period of no longer than ten years.

      The exercise price of an option may be paid in cash, delivery of previously acquired shares of common stock having a fair market value not less than the option price, or by such other consideration as our Board of Directors may approve.

      An option is not transferable except by will or by the laws of intestate succession or pursuant to a domestic relations order or unless determined otherwise by our Board of Directors.

      An option granted under the 1999 Stock Option Plan will terminate automatically (1) upon the employee’s termination of employment for cause, (2) three months after the employee’s termination of employment other than for cause or by reason of death or disability, and (3) one year after a change in control or the employee’s termination of employment by reason by death or disability unless the option expires earlier by its terms. The 1999 Stock Option Plan may be amended or terminated by action of our Board of Directors, subject to limitations. The 1999 Stock Option Plan terminates in 2009, unless earlier terminated by our Board of Directors.

      At the Annual Meeting, the stockholders are being asked to approve the increase in the number of shares reserved for issuance under the 1999 Stock Option Plan from 757,708 to 1,457,708 shares. The affirmative vote of a majority of the shares of Common Stock of Online Resources represented at the Annual Meeting and entitled to vote is required to approve the Amendment to the 1999 Stock Option Plan.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE 1999 STOCK OPTION PLAN.

RATIFICATION OF INDEPENDENT AUDITORS

ITEM 5 ON PROXY CARD

      Our independent auditors for the fiscal year ended December 31, 1999 were Ernst & Young, LLP. Our Board of Directors has re-appointed Ernst & Young, LLP to continue as independent auditors for Online Resources for the fiscal year ending December 31, 2000, subject to ratification of such appointment by the stockholders. Representatives of Ernst & Young, LLP are expected to attend the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

      Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR ratification of the appointment of Ernst &Young, LLP as our independent auditors.

      The affirmative vote of a majority of the shares of Common Stock of Online Resources represented at the Annual Meeting and entitled to vote is required to ratify the appointment of Ernst & Young LLP as our independent auditors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG, LLP AS OUR INDEPENDENT AUDITORS.

EXECUTIVE COMPENSATION

      The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended, except as to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

      Compensation Committee Report on Executive Compensation. Under rules established by the SEC, we are required to provide certain data and information regarding the compensation and benefits paid to our Chief Executive Officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report from the Compensation Committee for the fiscal year ended December 31, 1999, that explains our rationale and considerations in determining the compensation paid to those individuals.

Compensation Committee Report

      Historical Approach. Prior to our public offering of common stock, we had less than 10 executives. The salaries for these executives were generally below market standards and were supplemented with stock options. In July 1999 the Compensation Committee recommended that Online Resources reevaluate the current executive compensation program to determine if it was competitive. We retained a nationally known consulting firm to perform a compensation study based on a review of salary, pay adjustments and benefit packages of other senior executives of public companies in the Company’s business sector. The findings, accepted by the Compensation Committee, suggested that Online Resources’ executive compensation was substantially lower than market in both cash compensation and stock options. Based on the recommendation of the Compensation Committee the Board of Directors approved increases in both cash and stock option compensation.

      Compensation Policies. We expect the Committee to consider the following incentives in setting compensation and benefits and some of the following incentives in determining bonuses:

•	establishing base salaries at a competitive average;

•	rewarding the achievement of our annual and long term strategic goals;

•	retaining executive officers by offering competitive compensation and benefits at a competitive level with other executives in our industry; and

•	providing additional motivation for the executive officers to enhance stockholder value by linking a portion of the compensation package to the performance of our common stock.

      Components of Salary. Compensation is defined as cash remuneration in the form of salary and bonus and non-cash remuneration in the form of stock options.

      1989 and 1999 Stock Option Plans. During 1999, Online Resources maintained both a 1989 Stock Option Plan and 1999 Stock Option Plan, under which executive officers received discretionary grants and awards of stock options. The Compensation Committee believes that stock ownership is a significant incentive in building a stockholder’s wealth and aligning the interests of employees and stockholders. During fiscal 1999, Online Resources granted stock options to all of its executive officers under the 1989 and 1999 Stock Option Plan, and such grants are set forth in the Stock Option Grants Table under the Executive Compensation section of this Proxy Statement. A portion of stock options granted to executive officers vest 25% each year for

4 years and expire after 7 years. Other stock options granted to executive officers vest 10% each year for 10 years and expire after 10 years. Vesting of these 10 year options accelerate after the first 4 years based on certain metrics tied to the performance of Online Resources’ stock prices. Stock option grants under the 1999 Stock Option Plan were allocated by the Board of Directors based upon past, present and future service of such executive officer to Online Resources. The Compensation Committee did make additional awards to executive officers during fiscal 1999 based on the compensation study conducted during the year.

      Chief Executive Officer. The Chief Executive Officer’s compensation evaluation included consideration of his leadership qualities and experience in the electronic commerce services industry. In addition, consideration was given to the results of the compensation survey and the successful execution of our initial public offering. At the recommendation of the Compensation Committee the Board of Directors awarded the Chief Executive Officer a cash bonus of $50,000.

      The goal of our compensation structure is to be certain that all executives are compensated consistent with the above guidelines and to assure that all reasonable and possible efforts are being exerted to maximize stockholder value. Compensation levels will be reviewed as frequently as necessary to ensure this result.

The Compensation Committee

David A. O’Connor (Chairman)	Barry F. Fingerhut
George M. Middlemas

      Summary Compensation Table. The following table shows, for the years ended December 31, 1999 and 1998, the cash compensation paid by us, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and our five highest paid executive officers who received compensation in excess of $100,000 (“Named Executive Officers”).

Summary Compensation Table

					Long Term
		Annual Compensation			Compensation Awards		Payouts

					Restricted
					Stock	Securities	LTIP
		Salary		Other Annual	Awards	Underlying	Payouts
Name and Principal Position	Year	($)	Bonus ($)	Compensation ($)	($)	Options/SARs (#)	($)

Matthew P. Lawlor	1999	150,000	50,000	—	—	129,819	—
Chief Executive Officer	1998	124,000	33,500	—	—	17,821	—
and Chairman of the Board

Raymond T. Crosier	1999	148,521	35,677	—	—	64,475	—
Executive Vice President —	1998	117,094	52,500	—	—	31,409	—
Chief Operating Officer

Alex J. Seltzer	1999	146,167	31,656	—	—	77,409	—
Executive Vice President —	1998	116,000	24,500	—	—	3,920	—
Chief Information Officer

George E. Northup(1)	1999	142,667	54,209	—	—	52,867
Executive Vice President —	1998	99,000	—	—	—	21,740	—
Chief Financial Officer

Ronald J. Bergamesca	1999	125,333	15,000	—	—	27,862	—
Senior Vice President —	1998	17,969	—	—	—	26,167	—
Marketing

Richard A. Martin	1999	113,300	24,448	—	—	27,970	—
Senior Vice President —	1998	112,062	—	—	—	2,013	—
Operations

[Additional columns below]

[Continued from above table, first column(s) repeated]

All Other
Compensation
Name and Principal Position	($)

Matthew P. Lawlor	—
Chief Executive Officer	—
and Chairman of the Board

Raymond T. Crosier	—
Executive Vice President —	—
Chief Operating Officer

Alex J. Seltzer	—
Executive Vice President —	—
Chief Information Officer

George E. Northup(1)
Executive Vice President —	—
Chief Financial Officer

Ronald J. Bergamesca	—
Senior Vice President —	—
Marketing

Richard A. Martin	—
Senior Vice President —	—
Operations

(1)	Mr. Northup resigned from Online Resources effective February 25, 2000.

      Option/ SAR Grants Table. The following table presents for each of the Named Executive Officers certain information concerning stock options granted during the fiscal year ended December 31, 1999.

					Potential realizable
					Value at Assumed
					Annual Rates of
					Stock Price
		% of Total Options			Appreciation for
	Number of Securities	Granted to			Option Term (1)
	Underlying	employees	Exercise	Expiration
Name	Options(1)	in Fiscal Year	Price	Date	5%	10%

Matthew P. Lawlor	4,819	0.5%	$11.18	1/31/06	$21,933	$25,543
	49,980	4.7%	$11.18	5/31/06	227,478	264,919
	75,020	7.0%	$14.06	6/03/06	429,402	500,077

Raymond T. Crosier	3,748	0.4%	$11.18	1/31/06	17,059	19,866
	12,495	1.2%	$11.18	5/31/06	56,870	66,230
	48,232	4.5%	$14.06	6/03/06	276,072	321,511

George E. Northup	1,071	0.1%	$11.18	1/31/06	4,875	5,677
	14,280	1.3%	$11.18	5/31/06	64,994	75,691
	37,516	3.5%	$14.06	6/03/06	214,735	250,079

Alex J. Seltzer	2,409	0.2%	$11.18	1/31/06	10,964	12,769
	8,032	0.8%	$11.18	5/31/06	36,557	42,574
	66,968	6.3%	$14.06	6/03/06	383,314	446,403

Ronald J. Bergamesca	2,142	0.2%	$11.18	1/31/06	9,749	11,354
	25,720	2.4%	$14.06	6/03/06	147,217	171,447

(Footnote on following page)

					Potential realizable
					Value at Assumed
					Annual Rates of
					Stock Price
		% of Total Options			Appreciation for
	Number of Securities	Granted to			Option Term (1)
	Underlying	employees	Exercise	Expiration
Name	Options(1)	in Fiscal Year	Price	Date	5%	10%

Richard A. Martin	1,231	0.1%	$11.18	1/31/06	5,603	6,525
	4,335	0.4%	$11.18	5/31/06	19,730	22,978
	22,404	2.1%	$14.06	6/03/06	128,237	149,343

(1)	The potential realizable value is calculated based on the term of the option (7 years) and is calculated by assuming that the fair market value of common stock on the date of grant as determined by the Board of Directors appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated price. The 5% and 10% assumed rates of appreciation are derived from the rules of the Securities and Exchange Commission. The actual value realized may be greater than or less than the potential realizable values set forth in the table.

      Aggregated Option Exercises and Year-End Option Value Table. The following table sets forth information concerning the number and value of stock options held by the Named Executive Officers at December 31, 1999.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at		In-the-Money Options at
	Shares		Fiscal Year End (#)		Fiscal Year End ($)
	Acquired on	Value
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Matthew P. Lawlor	33,914	144,313	65,642	125,000	$560,744	$464,342

Raymond T. Crosier	—	—	81,247	79,469	712,815	353,256

George E. Northup	—	—	33,862	62,059	259,354	253,286

Alex J. Seltzer	171,278	1,069,749	172,272	75,000	2,234,450	215,306

Ronald J. Bergamesca	—	—	9,313	44,760	70,645	222,499

Richard A. Martin	—	—	10,982	33,369	86,905	135,535

Stock Performance Graph

      The following stock performance graph compares our performance with that of the Russell 2000 Index and the S&P Computer Software & Services Index, which is a published industry index. The comparison of the cumulative total return to stockholders for each of the periods assumes that $100 was invested on June 4, 1999 (the date our common stock first began trading on the Nasdaq National Market), in our common stock, and in the Russell 2000 Index and the S&P Computer Software & Services Index and that all dividends were reinvested.

COMPARISON OF CUMULATIVE TOTAL RETURN

AMONG THE COMPANY, THE RUSSELL 2000 INDEX
AND THE S&P COMPUTER SOFTWARE & SERVICES INDEX

	Online Resources &		S&P Computer Software &
	Communications Corp.	Russell 2000	Services Index

06/04/99	100.00	100.00	100.00
06/30/99	96.44	103.65	110.30
07/31/99	147.56	100.80	103.48
08/31/99	127.11	97.07	108.87
09/30/99	98.67	97.09	112.40
10/31/99	75.56	97.49	117.54
11/30/99	87.11	103.31	125.19
12/31/99	118.22	115.00	158.75

CERTAIN RELATED TRANSACTIONS

      During fiscal 1999, we had a promissory note outstanding with Alex J. Seltzer in the amount of $62,004. The promissory note was issued to Mr. Seltzer in connection with the exercise of stock options. The promissory note carries an interest rate of 8% per annum.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,

DIRECTORS AND OFFICERS

      On April 12, 2000 there were 11,860,704 shares of our common stock outstanding. The following table presents certain information regarding the beneficial ownership of common stock, as of April 12, 2000 with respect to:

•	each person who, to our knowledge, is the beneficial owner of 5% or more of our outstanding common stock;

•	each of our Directors;

•	each of the Named Executive Officers; and

•	all executive officers and Directors as a group.

      In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares issuable upon conversion of preferred stock and shares of common stock subject to options or warrants held by that person that are currently convertible or exercisable or that are or may become convertible or exercisable within 60 days of April 12, 2000 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name.

	Number Of		Percentage Of
	Shares		Outstanding
Name And Address(1)	Beneficially Owned		Common Stock

21st Century Communications Partners, L.P.	611,708		5.2%
767 5th Avenue, 45th Floor New York, New York 10153

Dominion Fund IV, L.P.	742,743		6.3%
44 Montgomery Street, Suite 4200 San Francisco, California 94104

Wanger Asset Management, L.P.	908,000	(2)	7.7%
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

EXECUTIVE OFFICERS AND DIRECTORS:

Matthew P. Lawlor	1,492,691	(3)	12.4%

Alex J. Seltzer	320,761	(4)	2.7

Ronald J. Bergamesca	16,445	(5)	*

Richard A. Martin	19,350	(6)	*

Raymond T. Crosier	121,899	(7)	1.0

Thomas S. Johnson	93,721	(8)	*

Joseph J. Spalluto	53,887	(9)	*

David A. O’Connor	23,791	(10)	*

George M. Middlemas	619,958	(11)	5.1%

Michael H. Heath	102,600	(12)	*

	Number Of		Percentage Of
	Shares		Outstanding
Name And Address(1)	Beneficially Owned		Common Stock

Ervin P. Shames	5,000	(13)	*

Barry D. Wessler	4,009		*

Carl D. Blandino	38,690	(14)	*

Jovian N. Ho	12,518	(15)	*

Daniel R. Ritten	44,800	(16)	*

Paul A. Franko	—		*

Stephanie S. Chaufournier	—		*

All directors and executive officers as a group (17 persons)	2,969,120	(17)	23.3%

*	Less than one percent.

(1)	Except as otherwise indicated below, the address for each executive officer and director is 7600 Colshire Drive, McLean, Virginia 22102.

(2)	As reported in a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2000, the shares have been acquired on behalf of discretionary clients of Wanger Asset Management, L.P., including Acorn Investment Trust which beneficially owns 591,000 shares of Common Stock of Online Resources.

(3)	Includes 53,739 shares of common stock issuable pursuant to warrants exercisable within 60 days of April 12, 2000 and 89,392 shares of common stock issuable pursuant to options exercisable within 60 days of April 12, 2000. Of the total shares 55,956 are held of record by the Rosemary K. Lawlor Irrevocable Trust and 55,258 are held of record by the Matthew P. Lawlor Irrevocable Trust.

(4)	Includes 186,522 shares of common stock issuable pursuant to options exercisable within 60 days of April 12, 2000.

(5)	Represents 14,445 shares of common stock issuable pursuant to options exercisable within 60 days of April 12, 2000.

(6)	Represents 18,732 shares of common stock issuable pursuant to options exercisable within 60 days of April 12, 2000.

(7)	Includes 100,997 shares of common stock issuable pursuant to options exercisable within 60 days of April 12, 2000 and 11,699 shares of common stock issuable pursuant to warrants exercisable within 60 days of April 12, 2000. Of the total shares, 16,407 are held of record by Raymond T. Crosier, Trustee of the Raymond T. Crosier Grantor Retained Annuity Trust of which 8,554 are issuable upon the exercise of warrants.

(8)	Includes 6,105 shares of common stock issuable pursuant to warrants exercisable within 60 days of April 12, 2000 and 20,363 shares of common stock issuable pursuant to options exercisable within 60 days of April 12, 2000.

(9)	Includes 8,890 shares of common stock issuable pursuant to warrants exercisable within 60 days of April 12, 2000 and 19,292 shares of common stock issuable pursuant to options exercisable within 60 days of April 12, 2000. Of the total shares, 7,722 are held of record by Ellen Spalluto, Mr. Spalluto’s wife.

(10)	Represents 21,791 shares of common stock issuable pursuant to options exercisable within 60 days of April 12, 2000.

(11)	Includes 179,125 shares of common stock issuable pursuant to warrants exercisable within 60 days of April 12, 2000 and 14,651 shares of common stock issuable pursuant to options exercisable within 60 days of April 12, 2000. Of the total shares 244,480 are held of record by Apex Investment Fund II, L.P. of which 85,126 are issuable upon the exercise of warrants; 328,575 shares are held of record by Apex Investment Fund III, L.P. of which 81,294 are issuable upon the exercise of warrants and 29,252 shares are held of record by Apex Strategic Partners, LLC of which 12,705 are issuable upon the exercise of warrants. Mr. Middlemas has shared voting and investment power of all the shares which he does not hold of record. The address for Mr. Middlemas and all the above-named parties is 233 S. Wacker Drive, Suite 900, Chicago, IL 60606.

(12)	Includes 1,994 shares of common stock issuable pursuant to warrants exercisable within 60 days of April 12, 2000 and 83,485 shares of common stock issuable pursuant to options exercisable within 60 days of April 12, 2000. Of these, 6,102 shares are held of record by Mary L. Heath, Mr. Heath’s wife.

(13)	Includes 5,000 shares of common stock issuable pursuant to options exercisable within 60 days of April 12, 2000.

(14)	Includes 11,959 shares of common stock issuable pursuant to options exercisable within 60 days of April 12, 2000.

(15)	Includes 11,518 shares of common stock issuable pursuant to options exercisable within 60 days of April 12, 2000.

(16)	Includes 44,800 shares of common stock issuable pursuant to options exercisable within 60 days of April 12, 2000.

(17)	Includes 261,502 shares of common stock issuable pursuant to warrants exercisable within 60 days of April 12, 2000 and 642,947 shares of common stock issuable pursuant to options exercisable within 60 days of April 12, 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      The rules of the Securities and Exchange Commission require us to disclose late filings of stock transaction reports by our executive officers and Directors and any other person who beneficially owns more than ten percent of our common stock. Based solely on a review of reports received by us and written representations from our executive officers and directors, we believe that all Section 16(a) filing requirements have been met during the 1999 fiscal year, except the directors and executive officers filed their initial reports on Form 3 and annual statements on Form 5 after the required filing date with the Securities and Exchange Commission. In addition, Messrs. Bergamesca, Crosier and Martin filed a Form 4 regarding the purchase of shares of Common Stock in the initial public offering in June, 1999 after the required filing date with the Securities and Exchange Commission.

STOCKHOLDER PROPOSALS

      To be considered for inclusion in our proxy statement and form of proxy relating to the Annual Meeting of Stockholders to be held in 2001 a stockholder proposal must be received by the Corporate Secretary at our principal executive offices not later than December 16, 2001. Any such proposal will be subject to Rules and Regulations under the Securities Exchange Act of 1934, as amended.

      Our Bylaws provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Corporate Secretary not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely notice by the stockholder must be received not later than the close of business on the tenth day following the date on which our notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the stockholder’s name and address, as they appear on our records of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of common stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business.

OTHER BUSINESS

      The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the accompanying Notice of Annual Meeting of Stockholders. If, however, other matters are properly introduced, the persons named in the accompanying proxy will vote the shares they represent in accordance with their best judgment.

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31,1999 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO: ONLINE RESOURCES & COMMUNICATIONS CORPORATION, 7600 COLSHIRE DRIVE, MCLEAN, VIRGINIA 22102.

By Order of the Board of Directors

/s/ Matthew P. Lawlor

Matthew P. Lawlor
Chairman of the Board and
Chief Executive Officer

McLean, Virginia
April 18, 2000

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY
RETURN THE ACCOMPANYING PROXY CARD IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.

Appendix A

ONLINE RESOURCES & COMMUNICATIONS CORPORATION

Employee Stock Purchase Plan

1.	Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.	Definitions.

a.	“Board” shall mean the Board of Directors of the Company.

b.	“Code” shall mean the Internal Revenue Code of 1986, as amended.

c.	“Common Stock” shall mean the Common Stock of the Company.

d.	“Company” shall mean Online Resources & Communications Corporation, a Delaware corporation, and any Designated Subsidiary of the Company.

e.	“Compensation” shall mean all base straight time gross earnings, commissions, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation; provided, however, that for the first Offering Period under the Plan, Compensation shall include only all base straight time gross earnings.

f.	“Designated Subsidiary” shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

g.	“Employee” shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

h.	“Enrollment Date” shall mean the first day of each Offering Period.

i.	“Exercise Date” shall mean the last day of each Offering Period.

j.	“Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(1)	If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

(2)	If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

(3)	In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(4)	For purposes of the Enrollment Date of the first Offering Period under the Plan, the Fair Market Value shall be the closing price on the Nasdaq National Market as of the date the Company adopts the Plan.

k.	“Offering Period” shall mean a period of approximately six (6) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after January 1 and terminating on the last Trading Day in the period ending the following June 1, or commencing on the first Trading Day on or after July 1 and terminating on the last Trading Day in the period ending the following December 31; provided, however, that the first Offering Period under the Plan shall commence on the date that the Company adopts the Plan. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

l.	“Plan” shall mean this Employee Stock Purchase Plan.

m.	“Purchase Price” shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Board Pursuant to Section 20.

n.	“Reserves” shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

o.	“Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

p.	“Trading Day” shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

3.	Eligibility.

a.	Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

b.	Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Fifteen Thousand Dollars ($15,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.	Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after January 1 and July 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof; provided, however, that the first Offering Period under the Plan shall commence on the date the Company adopts the Plan and end on the last Trading Day on or before June 30, 1999. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.	Participation.

a.	An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company’s payroll office prior to the applicable Enrollment Date.

b.	Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6.	Payroll Deductions.

a.	At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

b.	All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole, even percentages only. A participant may not make any additional payments into such account.

c.	A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, but no other change can be made during an Offering Period and, specifically, a participant may not alter the rate of his or her payroll deductions for that Offering Period. A participant may increase or decrease the rate of his or her payroll deductions for successive Offering Periods by completing and filing with the Company a new subscription agreement authorizing a change in payroll deduction rate before the start of the new Offering Period. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

d.	Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

e.	At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7.	Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participant in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than 1,000 shares (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The Board may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’ Common Stock an Employee may purchase during each Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The Option shall expire on the last day of the Offering Period.

8.	Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

9.	Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, the shares purchased upon exercise of his or her option.

10.	Withdrawal.

a.	A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant’s payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

b.	A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

11.	Termination of Employment. Upon a participant’s ceasing to be an Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant’s option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant’s customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

12.	Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

13.	Stock.

a.	Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 400,000 shares, plus an annual increase to be added on each anniversary date of the adoption of the Plan equal to the lesser of (i) 100,000 shares or (ii) a lesser amount determined by the Board. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

b.	The participant shall have no interest or voting right in shares covered by his option until such option has been exercised. c. Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

14.	Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

15.	Designation of Beneficiary.

a.	A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

b.	Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16.	Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17.	Use of Funds. All payroll deductions received or held by the company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

18.	Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

19.	Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

a.	Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase per Offering Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

b.	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

c.	Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”). The New Exercise Date shall be before the date of the Company’s proposed sale or mreger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20.	Amendment or Termination.

a.	The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

b.	Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board (or its committee) shall be entitled to change the Offering Periods, change the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

c.	In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequences including, but not limited to:

(1)	altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(2)	shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

(3)	allocating shares.

Such modifications or amendment shall not require stockholder approval or the consent of any Plan participants.

21.	Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.	Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provision of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.	Non-U.S. Participants. With respect to any Designated Subsidiary which employs participants who reside outside the United States, and notwithstanding anything herein to the contrary, the Board or its committee administering the Plan may in its sole discretion amend the terms of the Plan in order to conform such terms with the requirements of local law or to meet the objectives of the Plan, and may, where appropriate, establish one or more sub-plans to reflect such amended provisions.

24.	Term of Plan. The Plan shall become effective upon the earlier to occur of is adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

EXHIBIT A

ONLINE RESOURCES & COMMUNICATIONS CORPORATION
EMPLOYEE STOCK PURCHASE PLAN
SUBSCRIPTION AGREEMENT

            Original Application Enrollment Date:
           Change in Payroll Deduction Rate
           Change in Beneficiary(ies)

1.	hereby elects to participate in the Online Resources & Communications Corporation Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2.	I hereby authorize payroll deductions from each paycheck in the amount of % of my Compensation on each payday (from 0 to 10%, in even percentages only) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3.	I understand that said payroll deduction shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4.	I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Employee Stock Purchase Plan.

5.	Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only): .

6.	I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7.	I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

      Name:                                                                 (please print)

(First)	(Middle)	(Last)

     Relationship:

     Address:

     Employee’s SSN:

     Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

     Dated:

Signature of Employee
Spouse’s Signature (if beneficiary other than spouse)

EXHIBIT B

ONLINE RESOURCES & COMMUNICATIONS CORPORATION

EMPLOYEE STOCK PURCHASE PLAN
NOTICE OF WITHDRAWAL

      The undersigned participant in the Offering Period of the Online Resources & Communications Corporation Employee Stock Purchase Plan which began on           , 2000 (the “Enrollment Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only be delivering to the Company a new Subscription Agreement.

Name and Address of Participant:

Date:

Signature

How to Enroll: To enroll in the Employee Stock Purchase Plan send a copy of Exhibit A and a Merrill Lynch Employee Stock Purchase Plan Enrollment Form to           , Human Resources. To make change to you contribution you only need to send Exhibit A. The contribution amount must be a whole, EVEN number (2-10%). For further information and to obtain any of these forms, you can contact                 at (   )            or           @            .com

Appendix B

ONLINE RESOURCES & COMMUNICATIONS CORPORATION

1999 STOCK OPTION PLAN
AS AMENDED

1.  DEFINITIONS.

      (a)  “Affiliate” means (i) a member of a controlled group of corporations of which the Company is a member or (ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with Section 414(c) of the Code and the regulations issued thereunder. For purposes hereof, a “controlled group of corporations” shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

      (b)  “Alternate Option Payment Mechanism” refers to one of several methods available to a Participant to fund the exercise of a stock option set out in Section 10 hereof. These mechanisms include: broker assisted cashless exercise and stock for stock exchange.

      (c)  “Award” means a grant of one or some combination of one or more Non-statutory Stock Options, Incentive Stock Options and Limited Rights under the provisions of this Plan.

      (d)  “Board of Directors” or “Board” means the board of directors of the Company.

      (e)  “Change in Control” means a change in control of the Company of a nature that; (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; or (ii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the Company’s outstanding securities except for any securities of the Company purchased by any tax qualified employee benefit plan of the Company; or (B) individuals who constitute the Board of Directors of the Company on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by a Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction occurs in which the Company is not the resulting entity.

      (f)  “Code” means the Internal Revenue Code of 1986, as amended.

      (g)  “Committee” means a committee consisting of the entire Board of Directors or consisting solely of two or more members of the Board of Directors who are defined as Non-Employee Directors as such term is defined under Rule 16b-3(b)(3)(i) under the Exchange Act as promulgated by the Securities and Exchange Commission.

      (h)  “Common Stock” means the Common Stock of the Company, par value, $.0001 per share or any stock exchanged for shares of Common Stock pursuant to Section 14 hereof.

      (i)  “Company” means Online Resources & Communications Corporation.

      (j)  “Date of Grant” means the effective date of an Award.

      (k)  “Disability” means the permanent and total inability by reason of mental or physical infirmity, or both, of a Participant to perform the work customarily assigned to him or, in the case of a Director, to serve on the Board. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant’s lifetime.

      (l)  “Effective Date” means April 29, 1999, the effective date of the Plan.

      (m)  “Employee” means any person who is currently employed by the Company or an Affiliate, including officers, but such term shall not include Outside Directors.

      (n)  “Employee Participant” means an Employee who holds an outstanding Award under the terms of the Plan.

      (o)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

      (p)  “Exercise Price” means the purchase price per share of Common Stock deliverable upon the exercise of each Option in order for the option to be exchanged for shares of Common Stock.

      (q)  “Fair Market Value” means, when used in connection with the Common Stock on a certain date, the last transaction price of the Common Stock quoted for such date by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or the closing price reported by the New York Stock Exchange (“NYSE”) or any other stock exchange (as published by the Wall Street Journal, if published) on such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported. If the Common Stock is not traded on the NASDAQ, the NYSE or any other stock exchange, the Fair Market Value of the Common Stock is the value so determined by the Board in good faith.

      (r)  “Incentive Stock Option” means an Option granted by the Committee to a Participant, which Option is designated by the Committee as an Incentive Stock Option pursuant to Section 7 hereof and is intended to be such under Section 422 of the Code.

      (s)  “Limited Right” means the right to receive an amount of cash based upon the terms set forth in Section 8 hereof.

      (t)  “Non-statutory Stock Option” means an Option to a Participant pursuant to Section 6 hereof, which is not designated by the Committee as an Incentive Stock Option or which is redesignated by the Committee as a Non-statutory Stock Option or which is designated as an Incentive Stock Option under Section 7 hereof, but does not meet the requirements of such under Section 422 of the Code.

      (u)  “Option” means the right to buy a fixed amount of Common Stock at the Exercise Price within a limited period of time designated as the term of the option as granted under Section 6 or 7 hereof.

      (v)  “Outside Director” means a member of the Board of Directors of the Company or its Affiliates, who is not also an Employee.

      (w)  “Outside Director Participant” means an Outside Director who holds an outstanding Award under the terms of the Plan.

      (x)  “Participant(s)” means collectively an Employee Participant and/or an Outside Director Participant who hold(s) outstanding Awards under the terms of the Plan.

      (y)  “Performance Goal” is a specific condition or goal which may be set by the Committee as a prerequisite to the vesting of a Stock Award in accordance with Section 9(b) hereof.

      (z)  “Plan” means the Online Resources & Communications Corporation 1999 Stock Option Plan, as amended.

      (aa)  “Retirement” with respect to an Employee Participant means termination of employment which constitutes retirement under any tax qualified plan maintained by the Company. However, “Retirement” will not be deemed to have occurred for purposes of this Plan if a Participant continues to serve as a consultant to or on the Board of Directors of the Company or its Affiliates even if such Participant is receiving retirement benefits under any retirement plan of the Company or its Affiliates. With respect to an Outside Director Participant, “Retirement” means the termination of service from the Board of Directors of the Company or its Affiliates following written notice to the Board as a whole of such Outside Director’s intention to retire, except that an Outside Director Participant shall not be deemed to have “retired” for purposes of the Plan in the event he continues to serve as a consultant to the Board or as an advisory director or director emeritus, including pursuant to any retirement plan of the Company.

      (bb)  “Termination for Cause” shall mean, in the case of a Director, removal from the Board of Directors, or, in the case of an Employee, termination of employment, in both such cases as determined by the Board of Directors, because of Participant’s personal dishonesty, incompetence, willful misconduct, conduct damaging the reputation of the Company, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or in the case of an employee without a written employment agreement with the Company, any other grounds provided for under employment policies of the Company in effect at the Effective Date or as amended from time to time.

2.  ADMINISTRATION.

      (a)  The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to grant awards to Employees and establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Employee Participants and Outside Director Participants in the Plan and on their legal representatives and beneficiaries.

      (b)  Awards to Outside Directors of the Company or its Affiliates shall be granted by the Board of Directors or the Committee, pursuant to the terms of this Plan.

3.  TYPES OF AWARDS AND RELATED RIGHTS.

      The following Awards and related rights as described below in Paragraphs 6 through 8 hereof may be granted under the Plan:

      (a)  Non-statutory Stock Options

      (b)  Incentive Stock Options

      (c)  Limited Rights

4.  STOCK SUBJECT TO THE PLAN.

      Subject to adjustment as provided in Section 14 hereof, the maximum number of shares of Common Stock reserved for Awards under the Plan is 1,457,708 shares of Common Stock. These shares of Common Stock may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Company. To the extent that Options are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Options terminate, expire, or are forfeited without having vested or without having been exercised (or in cases where a Limited Right has been granted in connection with an option, the amount of such Limited Right received in lieu of the exercise of such option), new Awards may be made with respect to those shares underlying such terminated, expired or forfeited Options.

5.  ELIGIBILITY.

      Subject to the terms herein, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Company or an Affiliate, as it sees fit.

6.  NON-STATUTORY STOCK OPTIONS.

      The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded under the Plan, from time to time, grant Non-statutory Stock Options to Employees and Outside Directors, upon such terms and conditions as the Committee may determine and grant Non-statutory Stock

Options in exchange for and upon surrender of previously granted Awards under this Plan under such terms and conditions as the Committee may determine. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

      (a)  Exercise Price. The Exercise Price of each Non-statutory Stock Option shall be determined by the Committee. Such Exercise Price shall not be less than 85% of the Fair Market Value of the Company’s Common Stock on the Date of Grant. Shares of Common Stock underlying a Non-statutory Stock Option may be purchased only upon full payment of the Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 10 hereof.

      (b)  Terms of Non-statutory Stock Options. The term during which each Non-statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. The Committee shall determine the date on which each Non-statutory Stock Option shall become exercisable. The shares of Common Stock underlying each Non-statutory Stock Option installment may be purchased in whole or in part by the Participant at any time during the term of such Non-statutory Stock Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Non-statutory Stock Option may be exercised in whole or in part. The acceleration of any Non-statutory Stock Option under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Non-statutory Stock Options. Unless determined otherwise by the Committee and except in the event of the Participant’s death or pursuant to a domestic relations order, a Non-statutory Stock Option is not transferable and may be exercisable in the Participant’s lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Non-statutory Stock Option is transferable by will or the laws of descent and distribution.

      The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this Section 6(b), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, or (b) a transfer for no consideration to: (i) any member of the Participant’s Immediate Family, (ii) any trust solely for the benefit of members of the Participant’s Immediate Family, (iii) any partnership whose only partners are members of the Participant’s Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant’s Immediate Family. For purposes of this Section 6(b), “Immediate Family” includes, but is not necessarily limited to, a Participant’s parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(b) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-statutory Stock Option or portion thereof, and approval to transfer or assign any Non-statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-statutory Stock Option or portion thereof. The transferee or assignee of any Non-statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-statutory Stock Option.

      (c)  NSO Agreement. The terms and conditions of any Non-statutory Stock Option granted shall be evidenced by an agreement (the “NSO Agreement”) which shall be subject to the terms and conditions of the Plan.

      (d)  Termination of Employment or Service. Unless otherwise determined by the Committee, upon the termination of a Participant’s employment or service for any reason other than Disability, death or Termination for Cause, the Participant’s Non-statutory Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination, except that in the event of termination upon Retirement, such Non-statutory Stock Options shall be exercisable for a period of one year. Notwithstanding any provisions set forth herein or contained in any NSO Agreement relating to an award of a Non-statutory Stock Option, in the event of a Change in Control or in the event of termination of the Participant’s employment or service for Disability or death, all Non-statutory Stock Options held by such Participant shall immediately vest and be exercisable for one year after such termination of service, and, in the event of a Termination for Cause, all rights under the Participant’s Non-statutory Stock Options shall expire immediately upon such Termination for Cause.

7.  INCENTIVE STOCK OPTIONS.

      The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded under the Plan, from time to time, grant Incentive Stock Options to Employees upon such terms and conditions as the Committee may determine. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

      (a)  Exercise Price. The Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted to an Employee Participant, such Employee Participant owns Common Stock representing more than 10% of the total combined voting securities of the Company (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Company, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Employee Participant, or by or for any corporation, partnership, estate or trust of which such Employee Participant is a shareholder, partner or beneficiary) (“10% Owner”), the Exercise Price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 10 hereof.

      (b)  Amounts of Incentive Stock Options. Incentive Stock Options may be granted to any Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Employee Participant during any calendar year (under all plans of the Employee Participant’s employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 7(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an Award of an Incentive Stock Option under this Section 7 exceeds this $100,000 limit, the portion of the Award in excess of such limit shall be deemed a Non-statutory Stock Option. The Committee shall have discretion to redesignate Options granted as Incentive Stock Options as Non-Statutory Stock Options. Such Non-statutory Stock Options shall be subject to Section 6 hereof.

      (c)  Terms of Incentive Stock Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to an Employee Participant who is a 10% Owner, the Incentive Stock Option granted to such Employee Participant shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option is transferable except by will or the laws of descent and distribution and is exercisable in his or her lifetime only by the Employee Participant to whom it is granted. The designation of a beneficiary does not constitute a transfer.

      The Committee shall determine the date on which each Incentive Stock Option shall become exercisable. The shares comprising each installment of the Incentive Stock Option may be purchased in whole or in part at any time during the term of such Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part. The acceleration of any Incentive Stock Option under the authority of this paragraph shall not create a right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Incentive Stock Options.

      (d)  ISO Agreement. The terms and conditions of any Incentive Stock Option granted shall be evidenced by an agreement (the “ISO Agreement”) which shall be subject to the terms and conditions of the Plan.

      (e)  Termination of Employment. Unless otherwise determined by the Committee, upon the termination of an Employee Participant’s employment for any reason other than Disability, death or Termination for Cause, the Employee Participant’s Incentive Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination, except that in the event of termination upon Retirement, such Incentive Stock Options shall be exercisable for a period of one year. Notwithstanding any provision set forth herein or contained in any ISO Agreement relating to an award of an Incentive Stock Option, in the event of a Change in Control or in the event of termination of the Employee Participant’s employment for Disability or death, all Incentive Stock Options held by such Employee Participant shall immediately vest and be exercisable for one year after such termination, and, in the event of Termination for Cause, all rights under the Employee Participant’s Incentive Stock Options shall expire immediately upon termination. No Incentive Stock Option shall be eligible for treatment as an Incentive Stock Option in the event such Incentive Stock Option is exercised more than three months following the date of Participant’s cessation of employment. In no event shall an Incentive Stock Option be exercisable beyond the expiration of the Incentive Stock Option term.

      (f)  Compliance with Code. The Incentive Stock Options granted under this Section 7 are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an incentive stock option within the meaning of Section 422 of the Code. All Options that do not so qualify shall be treated as Non-statutory Stock Options.

8.  LIMITED RIGHT.

      Simultaneously with the grant of any Option to an Employee or Outside Director, the Committee may grant a Limited Right with respect to all or some of the shares covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

      (a)  Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control.

      The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option.

      Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the purchase price and the Fair Market Value of the Common Stock subject to the underlying option. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

      (b)  Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Exercise Price of the underlying option and the Fair Market Value of the Common Stock subject to the underlying Option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is exercised. Payments shall be less any applicable tax withholding as set forth in Section 15 hereof.

9.  PAYOUT ALTERNATIVES.

      Payments due to a Participant upon the exercise of an Award, may be made subject to the following terms and conditions:

      (a)  Discretion of the Committee. The Committee has the sole discretion to determine what form of payment (whether monetary, Common Stock, a combination of payout alternatives or otherwise) it shall use in making distributions of payments for all Awards. If the Committee requests any or all Participants to make an election as to form of distribution or payment, it shall not be considered bound by the election.

      (b)  Payment in the form of Common Stock. Any shares of Common Stock tendered in satisfaction of an obligation arising under this Plan shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the issuance of such stock to the Participant.

      (c)  Deferred Payments. The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

10.  ALTERNATE OPTION PAYMENT MECHANISM.

      The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the ISO or NSO Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

      (a)  Cash Payment. The exercise price may be paid in cash or by certified check.

      (b)  Borrowed Funds. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

      (c)  Exchange of Common Stock.

(i) The Committee may permit payment by the tendering of previously acquired shares of Common Stock. This includes the use of “pyramiding transactions” whereby some number of Options are exercised; then the shares gained through the exercise are tendered back to the Company as payment for a greater number of Options. This transaction may be repeated as needed to exercise all of the Options available.

(ii) Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

11.  RIGHTS OF A SHAREHOLDER: NONTRANSFERABILITY.

      No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ or service of the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate a Participant’s services as an officer or other employee at any time.

      Except as permitted under the Code (with respect to Incentive Stock Options) and the rules promulgated pursuant to Section 16(b) of the Exchange Act or any successor statutes or rules, no Award under the Plan shall be transferable by the Participant other than by will or the laws of intestate succession or pursuant to a domestic relations order or unless determined otherwise by the Committee.

12.  AGREEMENT WITH GRANTEES.

      Each Award will be evidenced by a written agreement(s) (whether constituting an NSO Agreement, ISO Agreement, or any combination thereof), executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the Exercise Price, the terms or other applicable periods, and other terms and conditions as may be required or imposed by the Plan, the Committee, or the Board of Directors, and may describe or specify tax law considerations or applicable securities law considerations.

13.  DESIGNATION OF BENEFICIARY.

      A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant’s estate will be deemed to be the beneficiary.

14.  DILUTION AND OTHER ADJUSTMENTS.

      In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event a capital distribution is made, the Committee will make such adjustments to Awards to prevent dilution, diminution or enlargement of the rights of the Participant, as the Committee deems appropriate, including any or all of the following:

(a)	adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

(b)	adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

(c)	adjustments in the exercise price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

      Alternatively, the Committee could provide the participant with a cash benefit for shares underlying vested, but unexercised options, in order to achieve the aforementioned effect. All awards under this Plan shall be binding upon any successors or assigns of the Company.

15.  TAX WITHHOLDING.

      Awards under this Plan shall be subject to tax withholding to the extent required by any governmental authority. Any withholding shall comply with Rule 16b-3 or any amendment or successive rule. Shares of Common Stock withheld to pay for tax withholding amounts shall be valued at their Fair Market Value on the date the Award is deemed taxable to the Participant.

16.  AMENDMENT OF THE PLAN.

      The Board of Directors may at any time, and from time to time, subject to applicable rules and regulations, modify or amend the Plan, or any Award granted under the Plan, in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options, unless permitted by the rules and regulations or staff pronouncements promulgated under the Code shall be submitted for shareholder approval to the extent required by such law, regulation or interpretation.

      Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

      No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

17.  EFFECTIVE DATE OF PLAN.

      The Plan shall become effective upon being presented to shareholders for ratification for the purpose of obtaining preferential tax treatment for Incentive Stock Options. The failure to obtain shareholder ratification for such purposes will not affect the validity of the Plan and the Options thereunder, provided, however, that if the Plan is not ratified, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-statutory Stock Options.

18.  TERMINATION OF THE PLAN.

      The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options which together with the exercise of Limited Rights is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant’s vested rights under a previously granted Award.

19.  APPLICABLE LAW.

      The Plan will be administered in accordance with the laws of the State of Delaware and applicable federal law.

20.  DELEGATION OF AUTHORITY

      The Committee may delegate all authority for: the determination of forms of payment to be made by or received by the Plan; the execution of Award agreements; the determination of Fair Market Value; and the determination of all other aspects of administration of the Plan to the executive officer(s) of the Company. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Company for determinations to be made pursuant to the Plan, including the attainment of performance goals. However, only the Committee or a portion of the Committee may certify the attainment of a performance goal.

REVOCABLE PROXY

ONLINE RESOURCES & COMMUNICATIONS CORPORATION
ANNUAL MEETING OF STOCKHOLDERS

May 10, 2000

2:00 P.M. EASTERN STANDARD TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the official proxy committee of the Board of Directors of Online Resources & Communications Corporation (“Online Resources”), each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of Online Resources which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on Wednesday, May 10, 2000, at 2:00 p.m. Eastern Standard Time, at the Sheraton Premiere, 8661 Leesburg Pike, Vienna, Virginia, and at any and all adjournments thereof, as set forth on the reverse side.

      This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR the nominees as Directors specified and FOR each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

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[X]  Please mark your votes as indicated

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE

LISTED NOMINEES AND “FOR” EACH OF THE PROPOSALS.

1.	The Election as Directors of All Nominees Listed (except as marked to the contrary below).

FOR	VOTE WITHHELD
[ ]	[ ]

Michael H. Heath, Thomas S. Johnson and Barry Wessler

      INSTRUCTION:  To withhold your vote for any individual nominee, write that nominee’s name on the line provided below:

2.	Approval of the Online Resources & Communications Corporation Employee Stock Purchase Plan.

[   ]   FOR               [   ]   AGAINST                [   ]   ABSTAIN

3.	Approval of an Amendment to the Amended and Restated Certificate of Incorporation Changing the Name of the Corporation.

[   ]   FOR               [   ]   AGAINST                [   ]   ABSTAIN

4.	Approval of an Amendment to the 1999 Stock Option Plan to increase the number of shares of Common Stock for issuance thereunder by 700,000 shares.

[   ]   FOR               [   ]   AGAINST                [   ]   ABSTAIN

5.	The Ratification of Ernst & Young, LLP for the Fiscal Year Ending December 31, 2000.

[   ]   FOR               [   ]   AGAINST                [   ]   ABSTAIN

      The undersigned acknowledges receipt from Online Resources prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated April 18, 2000 and of the Annual Report to Stockholders.

      PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Signature of Stockholder	Date

Signature of Stockholder	Date

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

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